CNO Financial Group 1 CNO Financial Group Investor Day February 23, 2023 Exhibit 99.1

CNO Financial Group | Investor Day | February 23, 2023 2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Non-GAAP Measures This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, CNOinc.com. Forward-Looking Statements Important Legal Information

CNO Financial Group | Investor Day | February 23, 2023 3 Welcome Adam Auvil 1:30 pm Opening Remarks Gary C. Bhojwani 1:35 pm Consumer Division Scott Goldberg 1:50 pm Worksite Division Mike Byers 2:15 pm Break 2:45 pm Product Overview Karen DeToro 2:55 pm Investments Eric Johnson 3:15 pm Finance Paul McDonough 3:35 pm Closing Remarks Gary C. Bhojwani 4:00 pm Agenda

CNO Financial Group 4 Opening Remarks Gary C. Bhojwani Chief Executive Officer

CNO Financial Group | Investor Day | February 23, 2023 5 OpportunityGrowth Differentiation Goals for the Day Learn how our businesses have evolved and what differentiates them Understand our roadmap for growing both the top and bottom line Recognize us as an attractive investment opportunity

CNO Financial Group | Investor Day | February 23, 2023 6 CNO is a growth story Diverse and integrated distribution model and “last mile” service sets us apart in the market Balanced business model lends strength, stability, and resiliency to our overall results Broad product portfolio designed to work in combination to meet our customers’ needs with low risk Stable earnings, solid free cash flow, and disciplined capital management 4 5 3 2 1 Five Key Messages

CNO Financial Group | Investor Day | February 23, 2023 7 Commitment to Corporate Social Responsibility

CNO Financial Group | Investor Day | February 23, 2023 8 Consumer Division Scott Goldberg President, Consumer Division

CNO Financial Group | Investor Day | February 23, 2023 9 Consumer Division: Key Takeaways Operate as an integrated distribution platform Strong and growing direct-to-consumer franchise Exclusive field force that builds enduring relationships3 2 1

CNO Financial Group | Investor Day | February 23, 2023 10 Consumer Division  Medicare Supplement  Life Insurance  Fixed Annuities  Supplemental Health  Long-Term Care Manufactured Products Third-Party Products  Medicare Advantage  Prescription Drug Plans  Securities  ACA and Short-Term Med  Dental / Vision  Middle-income consumers  Generally Medicare-eligible  Assets in 401k or similar  Need healthcare protection  Need income and planning  Need final expense and legacy  Attracted to simplicity  Value guidance and relationship Earned Premium Fee Revenue

CNO Financial Group | Investor Day | February 23, 2023 11 Field sales of higher premium policies, investments, and financial planning services Integrated Distribution Model Awareness Engagement Relationship 100 Million+ Search/Social Impressions 200,000+ TV Spots Direct/telesales of basic life and health products Nationwide, exclusive force of local, licensed agents and registered advisors across approximately 235 sales locations

CNO Financial Group | Investor Day | February 23, 2023 12 1 Based on company research of carrier-owned direct-to-consumer programs  Well-known brand  Top 5 direct-to-consumer life insurer 1  Sales made online, over-the-phone by employees, and via third-party partners  Manage spend against target IRR  Source of leads for Bankers Life field agents Direct Sales $77 $93 $108 $119 2019 2020 2021 2022 New Annual Premium (in millions)

CNO Financial Group | Investor Day | February 23, 2023 13 Local Touchpoints Approx. Number Average Years of Service Field Managers 325 12.5 Local Agents 4,300 3.5 Traveling Agents 425 3 TOTAL 5,050 1 2 3 3 6 1 1 1 4 9 2 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 11 1 1 5 3 54 6 3 9 2 4 2 2 3 3 2 2 1 3 5 6 4 4 6 3 2 2 2 9 3 3 3 4 4 3 3 2 3 2 3 3 5 2 2 2 7 3 2 25 6 5 14 7 4 10 2 Number of Sales Offices Concentration of traveling agents Least Greatest

CNO Financial Group | Investor Day | February 23, 2023 14 Loyal and Vibrant Professionals 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2017 2018 2019 2020 2021 2022 Experienced Agents First-Year Agents Average Producing Agent Count, Q4 Agents by Age Cohort Majority of agents are under 40 years old 20% 37% 26% 17% Boomers (1946-1964) Gen Z (2000-2012) Millennials (1981-1999) Gen X (1965-1980)

CNO Financial Group | Investor Day | February 23, 2023 15 Agent Recruiting Engine Number of Personal Referrals (rounded to the nearest 10) Personal Referrals as Percent of Total Recruits Percentage Retained at 12-Months Referrals vs. Non-Referrals 670 950 2,030 1,880 1,680 2018 2019 2020 2021 2022 11% 15% 35% 41% 38% 2018 2019 2020 2021 2022 14% 18% 2018 2019 2020 2021 2022 Referrals Non-Referrals Total Retention

CNO Financial Group | Investor Day | February 23, 2023 16 Long-Term Care Med Supp Supplemental Health Life Insurance 19,607 25,107 33,339 38,457 36,899 43,418 45,825 31% 70% 2016 2017 2018 2019 2020 2021 2022 MA Policies Sold MA % of Total Medicare Sales Field Agents Deliver Diverse Set of Life and Health Plans 2022 NAP: $161M Third-Party Medicare Advantage Plans Sold 40% 15% 20% 25%

CNO Financial Group | Investor Day | February 23, 2023 17 Health Insurance Marketplace  Online health insurance marketplace targeting consumers age 50+  Broad selection of Medicare Advantage and Prescription Drug Plans  Accessible to consumers and exclusive, certified field agents  Generates positive fee income net of costs

CNO Financial Group | Investor Day | February 23, 2023 18 Income, Investments & Legacy Assisted Care & Final Expenses Medical Expenses Long-Term Care Whole Life Medicare Supplement Medicare Advantage Prescription Drug Plans Hospital Indemnity Critical Illness How do I protect against healthcare costs? How do I protect against the costs of aging and death? How do I ensure predictable income for me and my family? SolutionsConcerns Solutions Scale as Trust and Assets Increase Securities Annuities Universal Life

CNO Financial Group | Investor Day | February 23, 2023 19 Retirement Assets Client Assets in Securities (in billions) Number of Registered Reps and Investment Advisors (rounded to nearest 10) Annuity Account Values (in billions) 520 600 600 650 700 2018 2019 2020 2021 2022 $1.56 $2.00 $2.31 $2.90 $2.64 2018 2019 2020 2021 2022 $8.94 $9.35 $9.76 $10.49 $11.15 2018 2019 2020 2021 2022

CNO Financial Group | Investor Day | February 23, 2023 20 Serving More Clients with Greater Financial Needs 11,900 14,800 $67,400 $108,400 Average Annuity Purchase Annuity Policies Issued 2015 2022 2015 2022  More agents becoming advisors  Attracting clients with more assets  Industry tailwinds

CNO Financial Group | Investor Day | February 23, 2023 21 Independent Sales 2020 2021 2022 Hispanic market National partners $28 $28 $36 New Annual Premium (in millions)  Critical illness, cancer, and hospital plans  Sold in-person and over-the-phone  Sold standalone and alongside health plans  Leaning into Hispanic market

CNO Financial Group | Investor Day | February 23, 2023 22 Overall Performance Life & Health NAP Fee RevenueAnnuity Collections $283 $293 $294 $320 $316 2018 2019 2020 2021 2022 $52 $75 $87 $107 $125 2018 2019 2020 2021 2022 $1,165 $1,306 $1,165 $1,400 $1,605 2018 2019 2020 2021 2022 (in millions) (in millions) (in millions)

CNO Financial Group | Investor Day | February 23, 2023 23 Consumer Division: Looking Ahead Further expansion of integrated platform More favorable recruiting environment Higher life and health sales3 2 1

CNO Financial Group | Investor Day | February 23, 2023 24 Worksite Division Mike Byers President, Worksite Division

CNO Financial Group | Investor Day | February 23, 2023 25 Worksite Division: Key Takeaways Optavise is well positioned to capitalize on the evolution of workplace benefits Serve both employers and employees through a blend of people paired with technology Compelling market opportunity in the target markets we serve3 2 1

CNO Financial Group | Investor Day | February 23, 2023 26 The Optavise Evolution  Benefits advocacy and education services  Benefits administration technology  Voluntary benefits from:  Agent distribution  Serving small, mid-size, and large markets Worksite Marketing Division (WMD)

CNO Financial Group | Investor Day | February 23, 2023 27 The State of the Healthcare Consumer Healthcare Literacy Financial Fragility Multigenerational Workforce Dynamic ways of working  90% of U.S. adults struggle with poor healthcare literacy1  36.2M remote workers by 20252  Freelance/gig workers expected to exceed 90M by 20283  1 in 5 households have medical debt4  Medical expenses are the most common cause of bankruptcies6  5 generations currently in workforce5  Millennial & Gen X want access to information on all electronic devices5 1, 2, 3, 4, 5, 6 See appendix for sources.

# **The Optavise Solution:** Educate and Protect Year Round

## VOLUNTARY BENEFITS

Optavise offers an insurance portfolio that protects employees

### OPTAVISE EDUCATION

One-on-one support for better benefits understanding of plan choices: in-person, virtual, or by phone.

### OPTAVISE COMMUNICATIONS

Year-round, targeted messaging for the multigenerational workforce.


VOLUNTARY BENEFITS
EDUCATION
ADMINISTRATION
COMMUNICATIONS
ADVOCACY
Year-Round Approach

### OPTAVISE BENEFITS ADMINISTRATION

A multimodule benefits system to enroll employees in the benefits process and provide system of record for employer.

### OPTAVISE ADVOCACY

Access to advocates to seek second opinions, find lowest cost procedures and resolve billing issues.

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CNO Financial Group | Investor Day | February 23, 2023 29 Worksite Cross Sales Success  Client profile - Airport Authority with large retiree/union population  Problem - Issues with reaching employees during OE and throughout the year Struggling Through Enrollment Products: Ben Admin, Advocacy, and Education  Client profile - Public Sector client with 3,600 employees  Problem – Employer desired a tool to easily communicate benefits information Employee Communication Products: Insurance, Communications  Client profile - Public Sector client with 1,800 employees  Problem - Very little re- enrollment; not reaching employees Lacking Technology And Under Protected Products: Insurance, Ben Admin Conclusion ✚ Provided Education at enrollment to improve experience for employees and Advocacy for year- round support Conclusion ✚ Selected Optavise benefits communication site over competing solutions Conclusion ✚ Offered ben admin solution to client, doubled the inforce premium with that client in one year

CNO Financial Group | Investor Day | February 23, 2023 30 Optavise Market Focus NATIONAL REGIONAL Products and Services  Year-round solutions ‒ Optavise education ‒ Optavise advocacy ‒ Optavise benefits administration ‒ Voluntary benefits products  Washington National voluntary benefits products  Optavise Group voluntary benefits products  Advocacy and Benefits Administration Distribution  Sold primarily through national brokers  Sold primarily through newly launched America’s broker channel and career agent force Recurring Revenue Model  90% annual recurring revenue  9-year average tenure for top 10 clients  Fee based  80% re-enrollment sales  Strong employer and employee persistency  Premium based

CNO Financial Group | Investor Day | February 23, 2023 31 Client Profile 900 active clients representing 3.1M employees 4,100Average client size is $450 is the average employee savings with a cost-comparison report 65YTD member NPS score NATIONAL REGIONAL 20,000Service nearly 45%Expertise in small groups: of clients groups 67% of insurance sales in public sector and unions 600Average client size is Strong employee persistency

CNO Financial Group | Investor Day | February 23, 2023 32 Optavise Regional Agent Recruiting Number of Personal Referrals Personal Referrals as Percent of Total Recruits 28% 26% 22% 42% 43% 2018 2019 2020 2021 2022 237 270 141 148 258 2018 2019 2020 2021 2022 Launched referral program at the end of 2021 Personal Referrals now comprise a significant portion of recruits

CNO Financial Group | Investor Day | February 23, 2023 33 Optavise Recovery Post COVID Life & Health NAP Producing Agents Fee Revenue $47 $54 $31 $35 $42 2018 2019 2020 2021 2022 $13 $19 $40 $44 2019 2020 2021 2022 0 200 400 600 800 1000 1200 0 100 200 300 400 500 2018 2019 2020 2021 2022 Producing Agents New Certified Agents Recovery approaching pre-pandemic levels and diversification through acquisitions (in millions) (in millions)

CNO Financial Group | Investor Day | February 23, 2023 34 Optavise’s Unique Capabilities Hybrid Enrollment  Enrollments anywhere, anytime  In-person, virtual, or by phone Distribution  Referral culture  Deepen existing broker relationships  Launch America’s brokers initiative Investing in Technology and Insurance Products Collaborative Selling  Scalable technology  Expanding insurance product portfolio through partnerships  Cross-sell momentum and integration  Lead gen across distribution channels 1 2 3 4

CNO Financial Group | Investor Day | February 23, 2023 35 Worksite Division: Looking Ahead Enhance competitiveness through mobile, decision support and advanced technology sales tools Continued consolidation of solutions under the Optavise brand for brokers/employers to manage Targeted expansion of recruiting and training practices of agents3 2 1

CNO Financial Group 36 Customer Testimonials

CNO Financial Group | Investor Day | February 23, 2023 37 Break 10 Minutes

CNO Financial Group | Investor Day | February 23, 2023 38 I Am CNO: Our DE&I Commitment

CNO Financial Group | Investor Day | February 23, 2023 39 Product Overview Karen DeToro Chief Actuary

CNO Financial Group | Investor Day | February 23, 2023 40 Product Overview: Key Takeaways Uniquely diversified product portfolio enhances earnings stability and risk mitigation Broad product manufacturing capabilities supplemented by partner products Customer lifetime value and other metrics to maintain disciplined product management 3 2 1

CNO Financial Group | Investor Day | February 23, 2023 41 Uniquely Diversified Product Portfolio Annuity 39% Med Supp 16% Supp Health 17% Life 22% LTC 6% Annuities Med SuppLife Supp Health Annuity 20% Med Supp 18%Supp Health 29% Life 21% LTC 12% 2022 Insurance Margin2022 Collected Premium LTC

CNO Financial Group | Investor Day | February 23, 2023 42 Diversified Product Portfolio Mitigates Risk Relative degree of risk before mitigation Annuity Life Supp Health Med Supp LTC Mortality Morbidity Persistency Interest rate Equity HighLow Balance of Risk Across Manufactured Products Stress Testing  Test 5 to 6 stress scenarios annually  Well positioned to withstand stresses with our existing capital management strategy  Product and revenue diversity creates income stability in stress scenarios

CNO Financial Group | Investor Day | February 23, 2023 43 Broad Product Manufacturing Capabilities Supplemented by partner products Where We Manufacture Where We Partner  We have pricing expertise  We have operational capabilities  We can generate attractive returns  Necessary for well-rounded portfolio  Opportunity for door opener to generate cross-sales

CNO Financial Group | Investor Day | February 23, 2023 44 Investments across multiple lines of business  Flagship “door opener” product  Increased competitiveness and value-added benefits Medicare Supplement 2022 Product Launches SIWL to $50K  Simplified issue underwriting  Broad access to address customer coverage needs Group Supp Health  Group accident, critical illness and hospital indemnity policies to complement existing Supp Health Dental / Vision  Enhances our offerings for the small group market Medicare Advantage  Additional Medicare Advantage options from nationally known brands Manufactured Products Product Partnerships

CNO Financial Group | Investor Day | February 23, 2023 45 We evaluate value of new business and customer lifetime value to inform product pricing and strategy decisions Disciplined Pricing Metrics value of future statutory profits of single product discounted to the time of sale value of future statutory profits of all products a customer buys from us discounted to the time of sale of the first product Value of New Business (VNB) Customer Lifetime Value (CLV)

CNO Financial Group | Investor Day | February 23, 2023 46 We like the profitability and risk profile of our annuities Disciplined Pricing Metrics: Annuities 0% 1% 2% 3% 4% $0 $2,000 $4,000 $6,000 $8,000 $10,000 2021 2022 Account Value as of 11/30 Spread as of 11/30  Highest VNB and CLV of any of our product lines  Strong persistency and limited disintermediation risk in our channel and market At Guarantee 15% 1-25bps 6% 26-50 bps 17% 51-100 bps 43% >100 bps 19% Difference between Credited Rates and Guarantees  Strong history of managing to our target pricing spread – even in periods of very low interest rates  Low guaranteed rates result in limited spread compression Fixed Indexed Annuities AV and Spread (in millions)

CNO Financial Group | Investor Day | February 23, 2023 47 37% 63% Policies Inforce at 12/31/22 Med Advantage Med Supp 70% 30% Policies Sold in 20221 Med Advantage Med Supp Disciplined Pricing Metrics: Medicare Meeting customer needs and preferences with strong profitability  Strong VNB and CLV on both Med Supp1 and Med Advantage  Ability to file for annual rate increases on Med Supp limits risk and stabilizes profitability  Secular shift from classic Medicare to Med Advantage will likely increase CLV of Med Advantage over time 1New Med Supplement product was launched in 37 states in June 2022, with remaining states rolling out through year-end.

CNO Financial Group | Investor Day | February 23, 2023 48 Product Overview: Looking Ahead Maintain diversification across lines of business Continue to lean in where we see opportunity Use VNB and CLV to drive pricing and product management strategy 3 2 1

CNO Financial Group | Investor Day | February 23, 2023 49 Investments Eric Johnson Chief Investment Officer

CNO Financial Group | Investor Day | February 23, 2023 50 Consistent investment income Carefully calibrated risk assets Opportunity to increase NII Variable returns from multiple sources 4 3 2 1 Investments: Key Takeaways

CNO Financial Group | Investor Day | February 23, 2023 51 Differentiated Approach Strategy Driven by Liability Profile Investments – Our Approach  Market-centric  Deep and tenured team  Centers of Excellence  Specialized partners  Assets matched to stable liabilities  Individual LOBs with custom strategies Liabilities Short, intermediate, long “Sticky” and predictable Varying cash flow needs Assets Duration managed Illiquidity premium Customized

# Our Liability Profile Covers the Yield Curve

## Stable liabilities provide a competitive advantage

| Liability | Products | AUM | Investment approach |
| --- | --- | --- | --- |
| **Short (0 - 4 Years)** | FHLB<br>FABN<br>Fixed Annuity<br>Payout Annuity | ~20% AUM | ▪ Asset duration +/- 0.30 of liability duration<br>▪ Emphasize liquid asset sectors |
| **Intermediate (6 - 8 Years)** | Equity Indexed Annuity<br>Medicare Supplement | ~33% AUM | ▪ Asset duration +/- 0.75 of liability duration<br>▪ Broadened mix of asset classes |
| **Long (8+ Years)** | Life<br>Long Term Care | ~33% AUM | ▪ Asset duration +/- 1.35 of liability duration<br>▪ Illiquidity premium |
| **Surplus (Various)** | Unassigned | ~15% AUM | ▪ Bounded by statutory entity guideline |

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CNO Financial Group | Investor Day | February 23, 2023 53 Conservative Risk Appetite Credit Highly diversified portfolio with average A rating ALM Segmented LOB portfolios with appropriate AUM targets Concentration Conservative limits Liquidity Asset and liability cashflow modeling High Risk Assets Specific boundaries ESG ESG is an integrated part of our relative value process

CNO Financial Group | Investor Day | February 23, 2023 54 Resilient to diverse stresses General Account Stress Testing Major Potential Risks Why We’re Ready Market functionality  Excess liquidity Corporate credit migration  2020 – 2023 up in quality  Underweight cyclicals  High Yield allocation reduced by 30%, single B and lower 52% Consumer credit migration  ABS/MBS structures with significant credit support  92% Investment Grade  Approximately 75% RMBS “no loss” designation  No marketplace/BNPL exposure CRE  Approximately 89% CMBS “no loss” designation  CM1/2 concentration  Low allocation to higher LTV loans  Low exposure to CBD/malls Methodology  100% of general account investments.  Core credit sectors apply top-down assumptions based on historical data and scenarios.  Securitized sectors apply assumptions calibrated to rating agency and market consistent conventions.

CNO Financial Group | Investor Day | February 23, 2023 55 $882.6 $887.0 $894.8 $900.6 2019 2020 2021 2022 Annual NII Trend (in millions) Stable and predictable long-term performance Net Investment Income Allocated to Products Book Yield 4.90% 4.77% 4.58% 4.60% Effective Yield 5.08% 5.37% 5.03% 4.64% Period 4Q21 1Q22 2Q22 3Q22 4Q22 Book Yield 4.58% 4.52% 4.56% 4.59% 4.60% -3 bp -6 bp 3 bp 1 bp 4 bp2022 Book Yield Trend

CNO Financial Group | Investor Day | February 23, 2023 56 Variable income from multiple typically non-correlated sources Net Investment Income Not Allocated to Products  Surplus assets provide stable base  Significant impact from alternatives results  Incudes income from calls and prepayments  Growing contribution from Institutional Funding (FHLB & FABN) 2019 2020 2021 2022 Variable Net Investment Income (in millions) Variable Income FABN/FHLB Other NII Not Allocated $152.0 $167.1 $184.5 $159.5

CNO Financial Group | Investor Day | February 23, 2023 57 Institutional Funding Program Proven Track Record  $1.65b total FHLB borrowings from inception to 12/31/2022. Longstanding strong relationships with FHLB Chicago, FHLB Indianapolis, and FHLB Pittsburgh.  FHLB program successfully transitioned through CNO ratings upgrades.  FABN Program initiated in 2021 and has attracted strong investor support.  Emphasis on asset quality, stable returns, proven liquidity within closely matched AL qualities.  Levering unique investment capabilities in diverse asset classes. - 500 1,000 1,500 2,000 2,500 3,000 3,500 2015 2016 2017 2018 2019 2020 2021 2022 Program Summary (in millions) FABN Borrowings FHLB Borrowings Total Institutional Funding NII $40.4 $40.5 $39.9 $37.9 $23.0 $24.9 $32.6 $72.2

CNO Financial Group | Investor Day | February 23, 2023 58  Rising NMR and book yield  Durable cash flows  HRA carefully managed  Capital efficiency  Caution on untested asset classes  Diversification across the curve and risk sectors  “Alternatives that pay rent”  Tactical use of institutional funding  NAIC 1 – 2: 96.7% of AUM  HRA Modest Limits  BBB and Corp HY Managed to intentional sizing In Flight Investment Themes Resilience Quality IG Corporates 49.4% Non-Agency RMBS 6.7% Mortgage Loans 5.4% HY Corporates 2.3% CMBS 10.0% Municipals 10.8% ABS 5.5% Govt/Agency 1.6% CLOs 3.5% Equities 0.1% Alternatives 4.3% Policy Loans 0.5% Portfolio Key Metrics

CNO Financial Group | Investor Day | February 23, 2023 59 In Flight Investment Themes Rotate into higher quality cashflows Factors Overweights Peak in consumer credit  ‘Up the Stack’ Prime Auto  RMBS AAA/ AA Higher yields at short end  CLO AAA/AA  CRE CDO AAA  Equipment ABS Tighter spreads across structure/credit  Agencies  Senior CMBS  CRT First Pay Potential Recession + related widening  IG Non QM  Residential Mortgage Whole Loans  CLO Debt  Municipals Potential for slowing growth  WBS QSR  CMBS Self Storage

CNO Financial Group | Investor Day | February 23, 2023 60 Opportunities From Interest Rate Volatility  NMR  Book Yield  NII  Institutional Funding: Expand Spread  Alternatives: Increasing current income relative to capital appreciation  Higher current income from floating rate allocation  Reopens previously unattractive high quality/liquid sectors such as agencies, select AAA/AA securitized assets

CNO Financial Group | Investor Day | February 23, 2023 61 ESG Integration – Manage Risks, Improve Returns Responsible Investment Policy Steering Committee Proxy Voting Guidelines Issuer Engagement UNPRI Principles ESG Integration Training & Dedicated Resources MSCI upgraded CNO Financial Group’s ESG rating two notches from BB to A. Our upgrade reflects improved performance on ESG initiatives. Key Actions Responsible investment policy Steering Committee Investment process integration Climate risk mitigation Impact investments Alignment with compensation Training

CNO Financial Group | Investor Day | February 23, 2023 62 Consistent investment income Carefully calibrated risk assets Opportunities to increase NII Variable returns from multiple typically non-correlated sources 4 3 2 1 Investments: Looking Ahead

CNO Financial Group | Investor Day | February 23, 2023 63 Finance Paul McDonough Chief Financial Officer

CNO Financial Group | Investor Day | February 23, 2023 64 Finance: Key Takeaways Consistent and stable earnings Disciplined expense management Strong free cash flow / disciplined capital management3 2 1

CNO Financial Group | Investor Day | February 23, 2023 65 Diversified product portfolio driving consistent stable margins through a variety of macroeconomic environments Strong and Stable Insurance Product Margins 29% 29% 29% 28% 45% 45% 45% 47% 26% 26% 26% 25% 2019 2020 2021 2022 Annuity Health Life $0 $200 $400 $600 $800 $1,000 2019 2020 2021 2022 1Q 2Q 3Q 4Q Results in the bar charts reflect historical GAAP, normalized to exclude significant items, COVID impacts and market volatility impacts on Fixed Indexed Annuities. 1A non-GAAP measure. See appendix for a reconciliation to the corresponding GAAP measure. As reported insurance product margin1 (in millions)

CNO Financial Group | Investor Day | February 23, 2023 66 Pre-Tax Operating Earnings Results in the bar charts reflect historical GAAP, normalized to exclude significant items, COVID impacts and market volatility impacts on Fixed Indexed Annuities. 1A non-GAAP measure. See appendix for a reconciliation to the corresponding GAAP measure. 2022 earnings pressured by lower variable net investment income and higher expenses Fee Income Investment Income not allocated to products less expenses not allocated to products, excl. significant items Normalized insurance product margin less expenses allocated to products As reported pre-tax operating earnings1 $0 $100 $200 $300 $400 $500 2019 2020 2021 2022 (in millions)

CNO Financial Group | Investor Day | February 23, 2023 67 Disciplined Expense Management 18.3% 18.1% 18.5% 19.4% 19.0%- 19.4% $0 $250 $500 $750 2019 2020 2021 2022 2023E Expense Ratio1 Expenses allocated to product Expenses not allocated to product 1Expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results are historical GAAP and exclude significant items. (in millions) Slight upward trend in ratio recently due to compliance initiatives (e.g., cyber, privacy, LDTI) and growth investments

CNO Financial Group | Investor Day | February 23, 2023 68 2019 2020 2021 2022 Net Operating Income2 $290 $362 $366 $274 Holding Company Sources of Cash $404 $572 $567 $353 Excess Cash Flow to Holding Company $287 $387 $380 $163 Free Cash Flow Conversion Ratio 99% 107% 106% 60% Strong Free Cash Flow 1Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions. See Appendix for a reconciliation to change in Holding Company cash and investments. 2A non-GAAP measure. See Appendix for a reconciliation to the corresponding GAAP measure. Holding Company Cash Flow, Excluding Capital Transactions and Acquisitions1 2019 – 2021 Free Cash Flow Conversion elevated due to LTC reinsurance transaction and COVID impacts 2023 Excess Cash Flow to Holdco Outlook: $170 – $200M - likely weighted to the second half of year (in millions)

CNO Financial Group | Investor Day | February 23, 2023 69  Higher capital and holding company liquidity levels during the heart of pandemic  Declining RBC target reflects reduced risk profile Disciplined Capital Management In line with targets 350% 375% 400% 425% 2019 2020 2021 2022 Year-end RBC RBC Ratio RBC Ratio Target 408% 411% 386% 384% $187 $388 $249 $167 $0 $100 $200 $300 $400 2019 2020 2021 2022 Year-end holding company liquidity Holding company liquidity Holding company liquidity target ($ in millions)

CNO Financial Group | Investor Day | February 23, 2023 70 $0 $100 $200 $300 $400 $500 2019 2020 2021 2022 Capital Return Share Repurchases Dividends Disciplined Capital Management Use of Excess Capital – primarily returned to shareholders Targeted bolt-on acquisitions:  $69 million on Web Benefit Design in 2019  $51 million on DirectPath in 2021 (in millions)

CNO Financial Group | Investor Day | February 23, 2023 71 Intend to form a Bermuda Captive Reinsurance Company Disciplined Capital Management Rationale TimingStructure  Establish a 100% owned Bermuda reinsurer  Cede a portion of our Fixed Indexed Annuity inforce and up to 100% of new business  No third-party capital or business  Enhance competitive position through structure that enables disciplined capital deployment  Increase capital efficiency  Targeting 3Q 2023 implementation  Regulatory discussions underway

# Long-Duration Targeted Improvements & Other Method Updates

## Update in-line with prior disclosures

(dollars in millions)

| Balances at Transition | Financial Measure | At Transition Date Before LDTI | At Transition Date After LDTI |
|---|---|---|---|
| | AOCI, Post-Tax | $2,186 | ~$110 |
| | Retained Earnings, Post-Tax | $752 | ~$620 |

| Earnings Impact | Financial Measure | 2021 | 2022 | 2023 |
|---|---|---|---|---|
| | LDTI Margin, Pre-Tax | +$45 to +$65 | +$35 to +$55 | +$30 to + $50 |
| | FIA Operating Income, Pre-Tax[1] | ~($5) | ~$60 | n/a |

Reminder: Change has no impact on STAT results, capital required by regulators, cash flows or lifetime GAAP profits

[1]Updating our method of determining non-operating earnings to better identify non-economic impacts

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CNO Financial Group | Investor Day | February 23, 2023 73 2023 Outlook1 1Applying LDTI, the new FIA operating income methodology, and excluding significant items. Does not reflect impact of Bermuda structure. Free Cash Flow / Excess Capital Earnings  375% consolidated RBC ratio target  Target leverage of 25.0% - 28.0%  $170M - $200M of excess cash flow to holdco  EPS range of $2.80 - $3.00  19.0-19.4% expense ratio  23-24% effective tax rate

CNO Financial Group | Investor Day | February 23, 2023 74 Finance: Looking Ahead Sustained profitable growth Considerable cash-generation strength Balanced capital allocation strategy3 2 1

CNO Financial Group | Investor Day | February 23, 2023 75 Closing Remarks Gary C. Bhojwani Chief Executive Officer

CNO Financial Group | Investor Day | February 23, 2023 76 Evolving to a More Modern Experience Enablers  Robotics Process Automation (RPA)  Business Process Automation (BPA)  Cloud computing  Low code / no code  Artificial intelligence  Agile framework Using sophisticated digital platforms to create customer-centric experiences Seamless D2C/agent integrated business model Integrated Customer experience platforms Electronic health records extraction Digitally engineered underwriting Digitally enabling our agents

CNO Financial Group | Investor Day | February 23, 2023 77 Resuming Our Growth Momentum Turnaround / De-risking Pivot to Growth Pre-2017 2017 to 2019 2020 to 2022 COVID-19 Accelerate Profitable Growth  Optimize customer-centric business alignment  Expand omnichannel delivery model focused on “last-mile” sales and service  Extract potential from Optavise Worksite business  Enhance growth, margin and ROE profile  Optimize capital generation and distributable cash flow  Leverage technology 2023 and Beyond Consistent, Steady Execution on Strategic Priorities

CNO Financial Group | Investor Day | February 23, 2023 78 Why Invest in CNO Exclusive focus on underserved middle market Favorable demographic tailwinds Diverse and integrated “last mile” virtual and in-person model Sustainable growth initiatives in place Strong balance sheet and solid free cash flow generation

CNO Financial Group | Investor Day | February 23, 2023 79 CNO Stock Performance -60.0% -20.0% 20.0% 60.0% 12/31/2019 12/31/2020 12/31/2021 Total Return Performance1 12/31/2019 – 12/30/2022 12/30/2022 - S&P 500 L&H 36.5% - CNO 35.8% - Peer Group2 29.3% - S&P 500 24.8% 1Total return performance includes share price performance and reinvestment of dividends. 2Peer Group includes the average total return of: AEL, AFL, BHF, EQH, GL, LNC, MET, PRI, PRU, UNM. Source: S&P Market Intelligence/SNL

CNO Financial Group | Investor Day | February 23, 2023 80 Q&A

CNO Financial Group | Investor Day | February 23, 2023 81 Speaker Biographies

CNO Financial Group | Investor Day | February 23, 2023 82 Gary C. Bhojwani Chief Executive Officer Gary C. Bhojwani became chief executive officer of CNO Financial Group on January 1, 2018. He was elected a director of CNO Financial in May 2017 and serves as a member of the Executive and Investment Committees. Bhojwani previously served as president of CNO Financial from April 2016 through December 2017. Prior to joining CNO, Bhojwani was a member of the Board of Management of Allianz SE from 2012 to 2015. He was chief executive officer of Allianz Life Insurance Company of North America from 2007 through 2012, and was president of Commercial Business, Fireman's Fund Insurance Company from 2004 to 2007. Bhojwani was chief executive officer of Lincoln General Insurance Company from 2002 to 2004, founder and chief executive officer of Avalon Risk Management from 1998 to 2002 and president, Trade Insurance Services from 1995 to 1997. He holds a Bachelor of Science degree in actuarial science from the University of Illinois and a Master of Business Administration, with dual concentrations in finance and marketing, from the University of Chicago.

CNO Financial Group | Investor Day | February 23, 2023 83 Scott Goldberg President, Consumer Division Scott Goldberg was named president, consumer division of CNO Financial Group in January 2020, and is responsible for sales and operations of the company’s individual consumer business. Goldberg previously served as president of CNO’s Bankers Life segment from September 2013 to January 2020. Since joining CNO in 2004, he has held several senior leadership positions with the company, including senior vice president of enterprise strategic planning. He also served as vice president of strategy and marketing and as territory vice president of sales for Bankers Life. Prior to joining CNO, Goldberg worked in strategy, consulting and business development roles for CNA Financial, Lante Corporation, and Accenture. He began his career in the audit and business advisory practice of Arthur Andersen. Goldberg earned a Bachelor of Science degree in finance with honors from the University of Illinois and a Master of Business Administration with distinction from the Ross School of Business at the University of Michigan. He is a Certified Public Accountant.

CNO Financial Group | Investor Day | February 23, 2023 84 Mike Byers President, Worksite Division Michael Byers was named president, worksite division of CNO Financial Group in August 2021, and is responsible for sales and operations of the company’s worksite business. He previously served as co-president, worksite division following CNO’s acquisition of DirectPath in February 2021. Prior to joining CNO, Byers was chairman and chief executive officer of DirectPath from 2018 to February 2021 and executive chairman from 2015 to 2018. From October 2004 to October 2015, Byers was chief executive officer and president for HighRoads. He was responsible for the Enrollment Advisors acquisition of HighRoads’ employer technology division in 2015 and the Patient Care acquisition that created the combined company, DirectPath. Before HighRoads, Byers served as chief executive officer of Centive, a founding company in the enterprise incentive management (EIM) market. He also held senior finance positions in the software industry, including at SQA Inc. and Object Design Inc. Byers earned a bachelor’s degree in accounting from the University of Massachusetts at Amherst.

CNO Financial Group | Investor Day | February 23, 2023 85 Karen DeToro Chief Actuary Karen DeToro has served as chief actuary of CNO Financial Group in September 2019. She is responsible for actuarial, insurance product development and risk management for CNO. Prior to joining CNO, DeToro held executive leadership positions in finance operations, product development, underwriting, strategy and governance at New York Life, including serving as vice president and chief actuary of New York Life Direct. She was a principal at Deloitte Consulting, where she led its Insurance Enterprise Risk Management (ERM) and Actuarial Transformation initiatives. DeToro also has held actuarial roles at both Allstate Financial and Ernst & Young. DeToro received a bachelor’s degree in mathematics and English literature from Butler University and a Master of Business Administration with a concentration in finance, managerial economics, strategy and organizational behavior from the Kellogg Graduate School of Management at Northwestern University. She is a Fellow of the Society of Actuaries (FSA), member of the American Academy of Actuaries (MAAA) and executive sponsor of the CNO PRISM LGBTQ+ Business Resource Group.

CNO Financial Group | Investor Day | February 23, 2023 86 Eric Johnson Chief Investment Officer Eric Johnson was appointed chief investment officer of CNO Financial Group and president of 40|86 Advisors, Inc. in September 2003. Johnson joined CNO in 1997 and has served as an officer of the company since 1998. Johnson has more than 20 years of experience in the financial services and investment field. Johnson graduated cum laude with a bachelor’s degree in American history from Harvard University. He is on the boards of the Greater Indianapolis Progress Committee, The Indianapolis Chamber of Commerce, and The Peace Learning Center, and is treasurer and a board member of the Harvard Club of Indiana.

CNO Financial Group | Investor Day | February 23, 2023 87 Paul McDonough Chief Financial Officer Paul McDonough was named chief financial officer for CNO Financial Group in March 2019. McDonough has nearly 30 years of public company finance and 20 years of insurance industry expertise. Prior to joining CNO, he was executive vice president and chief financial officer of OneBeacon Insurance Group from 2005 to 2017. Previously, McDonough was chief financial officer at BJ’s Wholesale Club in 2005 and held treasury roles at The St. Paul Companies, as treasurer from 2001 to 2004 and assistant treasurer from 1999 to 2001. He worked in strategic planning and finance at Sears and Chevron, and proudly served as an officer in the U.S. Navy and Navy Reserve for six years. McDonough earned a bachelor’s degree in government from Georgetown University and a Master of Business Administration with a concentration in finance and accounting from the Kellogg Graduate School of Management at Northwestern University.

CNO Financial Group | Investor Day | February 23, 2023 88 Appendix

CNO Financial Group | Investor Day | February 23, 2023 89 KEY Resi Private Credit CRE Muni HY Corp IG Corp RMBS CMBS CLO ABS 1Q22 | NMR - 3.73% 2Q22 | NMR - 4.65% 3Q22 | NMR - 5.36% 4Q22 | NMR - 5.96% Rising new money rates fall to the bottom line 2022 New Money Allocation and Yields 9% 3% 9% 11% 41% 3% 9% 15% 9% 5% 46% 8% 6% 3% 8% 3% 12% 19% 7% 29% 4% 1% 11% 22% 1% 2% 4% 8% 24% 13% 11% 4% 19% 1% 10% 10% 4.16% 3.68% 3.79% 3.70% 3.35% 4.63% 3.47% 3.47% 4.95% 4.98% 4.51% 4.74% 4.36% 4.32% 5.17% 5.44% 9.57% 5.41% 5.16% 4.35% 7.0% 5.53% 5.20% 6.16% 5.25% 6.70% 5.23% 5.55% 5.43% 5.58% 6.25% 7.77% 6.0% 5.40% 7.53% 7.04%

CNO Financial Group | Investor Day | February 23, 2023 90 Strong NII contribution largely at short and intermediate durations ABS Allocation Ratings Breakdown Key Data Points $ in millions 3Q22 Whole Business 33% Book Value 1,360 Market Value 1,224 % of GA 5% % Investment Grade 91% Weighted Average NAIC Rating 1.8 Book Yield 4.43% Duration 3.61 Whole Business 33% Autos 14% Net Lease 10% Equipment 10% Consumer 9% Student Loans 7% Railcar 5% Financial Asset 4% Timeshares 2% Other 2% Aircraft 2% Containers 1% A – 23% AA – 8% AAA – 12% B – 1% BB – 8% BBB – 48% Portfolio Composition

CNO Financial Group | Investor Day | February 23, 2023 91 Stable source of net investment income largely at intermediate and long durations RMBS Allocation $ in millions 3Q22 Prime 27% Book Value 2,123 Market Value 1,984 % of GA 8% % Investment Grade 98% Weighted Average NAIC Rating 1.1 Book Yield 4.9% Duration 5.23 Credit Support AAA AA A BBB BB 30% 8% 15% 6% 6% Agency 8% Whole Loans 9% Non-QM 9% Alt-A 22% Subprime 25% 59% 24% 12% 3% 2% % Delinquency 7% 8% 1% 0% 2% LTV 48% 51% 63% 60% 53% Ratings Breakdown Key Data PointsPortfolio Composition

CNO Financial Group | Investor Day | February 23, 2023 92 Strong credit characteristics RMBS Allocation 3Q22 Percent Modeled “Zero Loss” Prime 51% Non-QM 43% Alt-A 90% Subprime 92% Collateral Credit Score 0% 5% 10% 15% 20% 25% 30% 35% 40% <650 650-700 700-750 750+

CNO Financial Group | Investor Day | February 23, 2023 93 Highly rated portfolio with long track record of stable performance CMBS Allocation $ in millions Book Value 2,596 Market Value 2,317 % of GA 10% % Investment Grade 96% Weighted Average NAIC Rating 1.1 Book Yield 4.36% Duration 3.2 CRE CLO 6% Conduit 44% SASB 38% Agency 12% Multifamily 27% Other 19% Hotel 6% Industrial 11% Retail 11% Office 26% AAA AA A BBB BB 30% 16% 29% 20% 4% Avg. Credit Support % Delinquency 1.14% 1.26% 0.30% 0.09% 0.0% 40% 29% 26% 15% 7% LTV DCSR 61.64 63.65 63.25 64.90 59.15 2.00 2.32 2.46 2.37 2.57 Ratings Breakdown Key Data PointsPortfolio Composition

CNO Financial Group | Investor Day | February 23, 2023 94 AAA AA A BBB BB Loss remote across severe stress scenarios CMBS Allocation 99% 72% 66% 37% 16% % Delinquency 1.14% 1.26% 0.30% 0.09% 0.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 1 2 3 4 5 6 7 8 9 10 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Historical Cumulative Vintage CDRsFirst Loss Cumulative CDRs

CNO Financial Group | Investor Day | February 23, 2023 95 Book Value 824.23 Market Value 784.90 % of GA (est.) 3.17% % Investment Grade 100% Weighted Average NAIC Rating 1.08 Book Yield 5.46% Duration 3.9 27.7% Highly rated, limited risk content CLO Debt Allocation $ in millions Subordination % Delinquency % CCC Collateral % B3 Collateral AAA AA A BBB 40.3% 25.0% 17.6% 12.0% 6.1% 4.9% 4.7% 5.7% 0.4% 0.4% 0.4% 0.6% 28.0% 29.0% 27.9% 20% 45% 26% 8% B3 – 28.4% B2 – 25.3% B1 – 15.4% Ba3 – 11.1% Ba2 – 6% Ba1 – 4.2% Baa3 – 1.2% Baa2 - 0.2% Baa1 – 0.1% CCC – 6.5% Ratings Breakdown Key Data PointsPortfolio Composition

CNO Financial Group | Investor Day | February 23, 2023 96 Loss remote across severe market scenarios CLO Debt Allocation Breakpoint Cushion Estimated Portfolio Loss Under CDR Scenarios 0.00% 0.00% 0.00% 0.00% 0.00% 0.10% 1.10% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 0% 2% 4% 6% 8% 10% 12% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 50.00% AAA AA A BBB L o ss a s a % o f P o rt fo lio CDR T o ta l A ss e t L o ss Base GFC BreakpointBullish Conservative

CNO Financial Group | Investor Day | February 23, 2023 97 2023 2024 2025 2026 2027 2028+ No delinquent or restructured loans CRE Loan Allocation LTV X% X% X% X% DSCR % 80+ LTV % Below 1.1x Book Value 1,224 % General Account 4.6% LTV 41.5% DSCR 2.57x WA CM Rating 1.28 % CM1 72.3% % DSCR < 1.1x 4.1% % LTV > 80% 1.8% Key Data Points $ in millions Multifamily Industrial Retail Office Other 31.2% 24.7% 18.1% 17.5% 8.6% LTV 50.3% 31.3% 31.9% 51.2% 25.5% 0% 0% 0% 13.9% 0% 1.92x 3.42x 2.10x 2.00x 4.85x 3.58% 2.3% 2.5% 13.9% 0% Maturities by Year 1.8% 6.5% 5.3% 5.6% 7.4% 73.5% Portfolio Summary

CNO Financial Group | Investor Day | February 23, 2023 98 Lower volatility strategies that ‘pay rent’ – private credit, core real estate, mortgages Alternatives Allocation  No exposure to public equities.  Nominal exposure to Venture Capital or hedge funds.  Private credit allocation comprised of diversified middle market with majority of collateral comprised of 1st lien loans.  Real Estate exposure concentrated in core stabilized properties with majority of return derived from carry. Alternatives Performance History Sector 2020 2021 2022 Private Equity 39.1% 40.5% -10.0% S&P Listed Private Equity Index 13.1% 65.8% -30.8% Private Credit 7.2% 10.0% 3.0% HRFI Credit Index 5.8% 3.6% -2.3% Real Asset 8.5% 11.2% 14.6% NCREIF Property Index -0.5% 16.6% 16.1% Hedge Funds -3.9% 1.3% 10.9% HRFI Composite Index 4.7% 2.7% 2.3% Total Return 12.7% 17.5% 9.5% Net Investment Income $72.7 $105.5 $35.8Alternatives comprise 2.8% of invested assets Real Asset – 31% Private Equity – 16% Structured Credit – 1%Private Credit – 12% Infrastructure – 3% Other Fixed – 15% Other Equity – 9% AF CLO Creek – 12% Hedge Fund – 1%

# Cash Flow Profile

(dollars in millions)

| | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|
| Net Operating Income[1] | $ 290.0 | $ 362.3 | $ 365.6 | $ 273.9 |
| **Holding Company Cash Flows:** | | | | |
| Dividends from Subsidiaries, net of contributions | $ 194.3 | $ 339.8 | $ 349.0 | $ 156.7 |
| Management Fees | 115.5 | 111.7 | 117.8 | 124.0 |
| Surplus Debenture Interest | 59.9 | 57.4 | 55.4 | 58.8 |
| Earnings on Corporate Investments | 13.6 | 29.1 | 7.7 | 9.7 |
| Other | 20.9 | 34.4 | 36.6 | 3.4 |
| **Holding Company Sources of Cash[2]** | **404.2** | **572.4** | **566.5** | **352.6** |
| Holding Company Expenses and Other | (74.3) | (110.6) | (73.1) | (105.7) |
| Tax Refund (Payments) | 5.8 | (21.8) | (53.0) | (22.9) |
| Interest Payments | (48.3) | (53.2) | (60.8) | (60.8) |
| **Excess Cash Flow to Holding Company[2]** | **287.4** | **386.8** | **379.6** | **163.2** |
| Share Repurchases | (250.4) | (264.8) | (402.4) | (179.9) |
| Dividend Payments to Stockholders | (67.0) | (67.0) | (65.6) | (64.8) |
| Net Proceeds from new debt | 64.9 | 146.4 | - | - |
| Acquisition | (68.8) | - | (51.1) | - |
| **Net Change in Holding Company Cash and Investments** | **(33.9)** | **201.4** | **(139.5)** | **(81.5)** |
| Non-Cash Changes in Investment Balances | 0.2 | - | - | - |
| Cash and Investments, Beginning of Period | 220.4 | 186.7 | 388.1 | 248.6 |
| **Cash and Investments, End of Period** | **$ 186.7** | **$ 388.1** | **$ 248.6** | **$ 167.1** |

1 A non-GAAP measure. See the following page for a reconciliation to the corresponding GAAP measure.
2 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions.

CNO Financial Group | Investor Day | February 23, 2023

CNO FINANCIAL GROUP

99

CNO Financial Group | Investor Day | February 23, 2023 100 Earnings 2019 2020 2021 2022 Insurance product margin Annuity 230.1$ 296.7$ 270.3$ 161.1$ Health 362.9 459.8 493.0 477.3 Life 196.1 165.0 150.4 172.9 Total insurance product margin 789.1 921.5 913.7 811.3 Allocated expenses (543.0) (557.7) (566.5) (596.6) Income from insurance products 246.1 363.8 347.2 214.7 Fee income 23.5 16.7 19.4 23.7 Investment income not allocated to product lines 152.1 167.1 184.5 159.5 Expenses not allocated to product lines (53.4) (83.8) (80.5) (40.8) Operating earnings before taxes 368.3 463.8 470.6 357.1 Income tax expense on operating income (78.3) (101.5) (105.0) (83.2) Net operating income* 290.0 362.3 365.6 273.9 Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (net of related amortization) 2.1 (31.1) 34.8 (58.8) Net change in market value of investments recognized in earnings 25.5 (2.7) (17.4) (73.2) Fair value changes in embedded derivative liabilities (net of related amortization) (81.4) (79.1) 67.2 247.2 Fair value changes related to agent deferred compensation plan (20.4) (16.3) 8.9 48.9 Loss on extinguishment of debt (7.3) - - - Other (12.6) 9.7 3.6 (3.9) Non-operating income (loss) before taxes (94.1) (119.5) 97.1 160.2 Income tax (expense) benefit: On non-operating income (loss) 19.8 25.0 (21.7) (37.3) Valuaton allowance for deferred tax assets and other tax items 193.7 34.0 - - Net non-operating income (loss) 119.4 (60.5) 75.4 122.9 Net income 409.4$ 301.8$ 441.0$ 396.8$ * Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of related amortization and taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed indexed annuities, net of related amortization and taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss on extinguishment of debt, net of taxes; (vi) changes in the valuation allowance for deferred tax assets and other tax items; and (vii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes ("Net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. A reconciliation of Net operating income to Net income applicable to common stock is provided in the above table. (dollars in millions)

CNO Financial Group | Investor Day | February 23, 2023 101 Endnotes 1 Centers for Disease Control and Prevention, Talking Points About Health Literacy, https://www.cdc.gov/healthliteracy/shareinteract/TellOthers.html, May 21, 2021. 2 Upwork, Future Workforce Report 2021: How Remote Work is Changing Businesses Forever, https://www.upwork.com/research/future- workforce-report, 2021. 3 Finances Online, Number of Freelancers in the US 2022/2023: Demographics, Platforms, and Trends, https://financesonline.com/number- of-freelancers-in-the-us/, 2022/2023. 4Collins, Sara R., et al., The Commonwealth Fund, The State of U.S. Health Insurance in 2022, https://www.commonwealthfund.org/publications/issue-briefs/2022/sep/state-us-health-insurance-2022-biennial-survey, September 29, 2022. 5 Paycor.com, How to Craft Employee Benefits Plans for a Multi-Generational Workforce, https://www.paycor.com/resource- center/articles/how-to-craft-employee-benefits-plans-for-a-multi-generational-workforce/, 2022. 6 RetireGuide.com, 49+ U.S. Medical Bankruptcy Statistics for 2023, https://www.retireguide.com/retirement-planning/risks/medical- bankruptcy-statistics/, updated February 3, 2023.